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                                                                   EXHIBIT 99.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



         In connection with the Annual Report of Motorcar Parts & Accessories, Inc. (the "Company") on Form 10-K for the year ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Annual Report"), I, Selwyn Joffe, Chief Executive Officer of the Company, certify, pursuant to 19 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

        1. The Annual Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

        2. The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                              /S/ SELWYN JOFFE
                                             ----------------------------------
                                             Selwyn Joffe
                                             Chief Executive Officer
                                             June 27, 2003